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For further information, please contact:
Glenn L. Purple
Vice President-Finance
Tel: (860) 677-2603

                                                           FOR IMMEDIATE RELEASE

                EDAC TECHNOLOGIES REPORTS SECOND QUARTER RESULTS


FARMINGTON, Conn., August 5, 2003 - EDAC Technologies Corporation (OTC Bulletin
Board: EDAC.OB), a designer and manufacturer of tools, fixtures, jet engine components, injection molds and spindles, today reported results for the second quarter of 2003.

Second quarter 2003 net income was $7,228,000 or $1.60 per diluted share versus a net loss of $612,000 or a loss of $0.14 per diluted share for the second quarter of 2002. Sales for the second quarter 2003 were $7,138,000 versus $6,274,000 for the second quarter 2002.

For the six months ended June 28, 2003, net income was $6,737,000 or $1.50 per diluted share versus a net loss of $11,509,000 ($1,128,000 before the cumulative effect of the adoption of SFAS No. 142 "Goodwill and Other Intangible Assets") or a loss of $2.62 ($0.26 before the cumulative effect of the adoption of SFAS No. 142) per diluted share for the six months ended June 29, 2002.

Commenting on the second quarter, Dominick A. Pagano, President and Chief Executive Officer, said, "The second quarter benefited from our gain on debt restructuring in the amount of $7,253,000. Without the gain, we would have lost $25,000 compared to a loss of $612,000 for the second quarter of 2002 and compared to a loss of $491,000 for the first quarter of 2003. While sales did increase in the second quarter from the first quarter, more importantly, we are pleased with the continued improvement in our gross profit margins."

ABOUT EDAC TECHNOLOGIES CORPORATION
EDAC Technologies Corporation offers design and manufacturing services for the aerospace industry in such areas as jet engine parts, special tooling, equipment and gauges and components used in the manufacture, assembly and inspection of jet engines. EDAC's spindle product line specializes in the design, manufacture and repair of precision spindles, which are an integral part of numerous machine tools found in virtually every manufacturing environment. The Apex Machine Tool product line specializes in high-precision fixtures, gauges, dies and molds.

Cautionary Statement Regarding Forward Looking Statements - This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company uses words such as "plans," seeks," "projects," "expects," "believes," "may," "anticipates," "estimates," "should," and similar expressions to identify these forward looking statements. These statements are subject to risks and uncertainties and are based upon the Company's beliefs and assumptions. There are a number of important factors that may affect the Company's actual performance and results and the accuracy of its forward-looking statements, many of which are beyond the control of the Company and are difficult to predict. These important factors include, without limitation, factors which could affect demand for the Company's products and services such as general economic conditions and economic conditions in the aerospace industry and the other industries in which the Company competes; competition from the Company's






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competitors; and the Company's ability to enter into satisfactory financing arrangements. These and other factors are described in the Company's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company's expectations and beliefs as of the date of this release. The Company anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation or intention to do so.

EDAC TECHNOLOGIES CORPORATION
FINANCIAL HIGHLIGHTS (UNAUDITED)

                                      For the three months ended            For the six months ended
                                     -----------------------------        -----------------------------
                                       June 28,         June 29,            June 28,         June 29,
                                         2003             2002                2003             2002
                                     ------------     ------------        ------------     ------------
Sales                                $  7,137,812     $  6,274,246        $ 13,247,145     $ 14,005,980
Cost of sales                           6,253,856        5,943,904          11,985,572(1)    13,169,659
                                     ------------     ------------        ------------     ------------
     Gross profit                         883,956          330,342           1,261,573          836,321

Selling, general and
  administrative expenses                 762,631          923,956           1,473,561        1,905,972
                                     ------------     ------------        ------------     ------------
Income (loss) from
  operations                              121,325         (593,614)           (211,988)      (1,069,651)

Non-operating income
  (expense):
     Gain on debt
        restructuring                   7,253,203               --           7,253,203               --
     Interest expense                    (177,415)        (186,232)           (346,933)        (373,416)
     Other                                 31,294           14,197              43,213           32,556
                                     ------------     ------------        ------------     ------------
     Total non-operating
        income (expense)                7,107,082         (172,035)          6,949,483         (340,860)

Income (loss) before
  income taxes and cumulative
  effect of adoption
  of SFAS No. 142                       7,228,407         (765,649)          6,737,495       (1,410,511)

Benefit from income taxes                      --          153,592                  --          282,592
                                     ------------     ------------        ------------     ------------

Income (loss) before
  cumulative effect of change
  in accounting principle               7,228,407         (612,057)          6,737,495       (1,127,919)

Cumulative effect of
  adoption of SFAS No. 142                     --               --                  --      (10,381,077)
                                     ------------     ------------        ------------     ------------

Net income (loss)                    $  7,228,407     $   (612,057)       $  6,737,495     $(11,508,996)
                                     ============     ============        ============     ============

Basic per common share data:
  Income (loss) before
    cumulative effect of change in
    accounting principle             $       1.64     $      (0.14)       $       1.53     $      (0.26)
  Cumulative effect of change
    in accounting principle                    --               --                  --            (2.36)
                                     ------------     ------------        ------------     ------------
  Net income (loss)                  $       1.64     $      (0.14)       $       1.53     $      (2.62)
                                     ============     ============        ============     ============

Diluted per common share data:
Income (loss) before
  cumulative effect of change in
  accounting principle               $       1.60     $      (0.14)       $       1.50     $      (0.26)
Cumulative effect of change
  in accounting principle                      --               --                  --            (2.36)
                                     ------------     ------------        ------------     ------------
  Net income (loss)                  $       1.60     $      (0.14)       $       1.50     $      (2.62)
                                     ============     ============        ============     ============


Weighted average shares:
  Basic                                 4,415,803        4,416,038           4,415,881        4,401,038
  Diluted                               4,514,220        4,416,038           4,480,779        4,401,038


(1) Six months ended June 28, 2003 includes $159,000 of restructuring expenses in the first quarter of 2003.